UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement
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☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

THE RBB FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The RBB Fund, Inc.

[                     ], 2012

Dear Shareholder:

We are writing to inform you of the upcoming Annual Meeting of Shareholders (the “Meeting”) of The RBB Fund, Inc. (the “Company”), which is being held at the offices of the Company located at the Bellevue Corporate Center, 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809 on [June       , 2012, at     :       .m., Eastern time].  The purpose of the Meeting is to elect the Board of Directors of the Company (the “Board”) and to ratify the independent registered public accounting firms for the portfolios of the Company (each, a “Fund,” and together, the “Funds”).

Proposals Affecting All of the Funds.  Shareholders of all the Funds are being asked to approve:

•                                          The election of eight directors.

•                                          The transaction of such other business as may properly come before the Meeting or any adjournment thereof.

Proposals Affecting Only Certain Funds. Shareholders of the Funds indicated below are being asked to approve:

•                                          The ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending August 31, 2012 (Robeco Boston Partners Global Equity Fund, Robeco Boston Partners International Equity Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Research Fund, Robeco WPG Small/Micro Cap Value Fund, Perimeter Small Cap Growth Fund, S1 Fund and Summit Global Investments U.S. Low Volatility Equity Fund only).

•                                          The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending August 31, 2012 (Bear Steams CUFS MLP Mortgage Portfolio, Bogle Investment Management Small Cap Growth Fund, Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund, Marvin & Palmer Large Cap Growth Fund, Money Market Portfolio, Schneider Small Cap Value Fund and Schneider Value Fund only).

The question and answer section that begins on the front cover of the enclosed Proxy Statement discusses the proposals that require shareholder approval.  The Proxy Statement itself provides greater detail about the proposals referred to above, why the proposals are being made and how the proposals apply to the Funds.  The Board of the Company recommends that you read the enclosed materials carefully and vote in favor of the proposals.

You may choose one of the following options to vote:

•  Mail: Complete and return the enclosed proxy card(s).

•  Internet: Access the Web site shown on your proxy card(s) and follow the online instructions.

•  Telephone: Call the toll-free number shown on your proxy card(s).

•  In person: Attend the Meeting on [June     ], 2012.

Your vote is very important to us.  Whichever method you choose, please be sure to cast your vote as soon as possible.  Even if you plan to attend the Meeting, you can vote in advance using one of the other methods.

If we do not hear from you in advance of the Meeting, we may contact you.  Thank you for your response and for your continued investment with the Company.

Respectfully,

Salvatore Faia
President

IMPORTANT INFORMATION
FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting the Company that require a shareholder vote.

Questions & Answers

Questions and Answers About the Meeting and the Proxy Statement

Q.  Why is the Company holding the Meeting?

A.  As described in the Proxy Statement, you are being asked to approve the election of the directors who oversee the Funds.  In addition, shareholders of the Robeco Boston Partners Global Equity Fund, Robeco Boston Partners International Equity Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Research Fund, Robeco WPG Small/Micro Cap Value Fund, Perimeter Small Cap Growth Fund, S1 Fund and Summit Global Investments U.S. Low Volatility Equity Fund are being asked to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for such Funds, and shareholders of the Bear Steams CUFS MLP Mortgage Portfolio, Bogle Investment Management Small Cap Growth Fund, Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund, Marvin & Palmer Large Cap Growth Fund, Money Market Portfolio, Schneider Small Cap Value Fund and Schneider Value Fund are being asked to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for such Funds.

Q.  Will the Funds pay for the proxy solicitation and related legal costs?

A.  Yes. The solicitation costs will be borne by the Funds.

Q.  When and where will the Meeting be held?

A.  The Meeting will be held at the offices of the Company located at the Bellevue Corporate Center, 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809 on [June       , 2012, at     :       .m.], Eastern time.

Q.  Do I have to attend the Meeting in order to vote my shares?

A.  No.  You can simply mail in the enclosed proxy card(s) or use the telephone or internet procedures for voting your shares as set forth below.

Q.  How can I vote my shares?

A.  You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):

•  By mail, using the enclosed proxy card(s) and return envelope;

•  By telephone, using the toll free number on the enclosed proxy card(s);

•  Through the Internet, using the website address on the enclosed proxy card(s); or

•  In person at the Meeting.

Q.  How does the Company’s Board of Directors recommend that I vote?

A.  After careful consideration, the members of the Board, including all of the “independent” directors, recommend that you vote in favor of the proposals.

Q.  Whom should I call for additional information or if I have any questions about the enclosed Proxy Statement?

A.  Please call the Company’s proxy solicitors, D.F. King & Co., Inc., at [              ].

Q.   Who are the nominees for election as directors?

A.   Six incumbent directors, Julian A. Brodsky, J. Richard Carnall, Nicholas A. Giordano, Arnold M. Reichman, Robert Sablowsky and Robert A. Straniere, and two additional nominees, Jay F. Nusblatt  and Gregory P. Chandler, are standing for election to the Board.  Mr. Reichman will continue to serve as Chairman of the Board.  Information about each of the nominees is set forth in the Proxy Statement.

Q.   How many of the nominees will be “independent” directors if elected?

A.   Five nominees will be “independent” directors if elected by the shareholders.  Independent directors have no affiliation with the Company, apart from any personal investments they choose to make in the Funds as private individuals.  Independent directors play a critical role in overseeing Company operations and representing the interests of each Fund’s shareholders.

Messrs. Brodsky, Nusblatt and Sablowsky are considered “interested persons” of the Company, as that term is defined in the Investment Company Act of 1940, and are referred to as “Interested Directors.” Mr. Brodsky is an “Interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase & Co. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, the Company’s administrator, accounting agent and transfer agent.  Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

Q.   How long will each director serve?

A.   If elected, and subject to the Company’s Retirement Policy, each director may continue to serve as a director until the last day of the calendar year in which the applicable director attains age 75, or until his successor is elected and qualified or his death, resignation or removal.  The Board reserves the right to waive the requirements of the Policy with respect to any director. The Board has approved a waiver of the policy with respect to Mr. Brodsky.

THE RBB FUND, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that an Annual Meeting of Shareholders (the “Meeting”) of The RBB Fund, Inc. (the “Company”) will be held at the offices of the Company located at the Bellevue Corporate Center, 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, on [              , June     ], 2012, at [    :         .m.] (Eastern time), for the following purposes:

Proposals Affecting All of the Portfolios of the Company (each, a “Fund,” and together, the “Funds”).  Shareholders of all the Funds are being asked to approve:

•                                          The election of eight directors.

•                                          The transaction of such other business as may properly come before the Meeting or any adjournment thereof.

Proposals Affecting Only Certain Funds. Shareholders of the Funds indicated below are being asked to approve:

•                                          The ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending August 31, 2012 (Robeco Boston Partners Global Equity Fund, Robeco Boston Partners International Equity Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Research Fund, Robeco WPG Small/Micro Cap Value Fund, Perimeter Small Cap Growth Fund, S1 Fund and Summit Global Investments U.S. Low Volatility Equity Fund only).

•                                          The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending August 31, 2012 (Bear Steams CUFS MLP Mortgage Portfolio, Bogle Investment Management Small Cap Growth Fund, Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund, Marvin & Palmer Large Cap Growth Fund, Money Market Portfolio, Schneider Small Cap Value Fund and Schneider Value Fund only).

The Company’s Board of Directors (the “Board”) recommends that shareholders vote FOR each proposal.

Shareholders of record of the Funds  at the close of business on April 20, 2012 are entitled to vote at the Meeting and at any adjournments or postponements thereof.  Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the Company expects the chairman of the Meeting to adjourn the Meeting (from time to time in his or her discretion) in order to solicit additional proxies.  The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,

Salvatore Faia

President

Wilmington, Delaware

[                       ], 2012

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital.  We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card).  Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement for the Meeting to be Held on [June     ], 2012.  This Proxy Statement is available on the Internet at [                      ].

TABLE OF CONTENTS

Page

Introduction		[ ]

Proposal 1	Election of the Board of Directors	[ ]

Proposal 2	Ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending August 31, 2012	[ ]

Proposal 3	Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending August 31, 2012	[ ]

Appendix A	Outstanding Shares and Share Ownership	A-1

Appendix B	Audit Committee Charter	B-1

Appendix C	Nominating Committee Charter	C-1

ANNUAL MEETING OF SHAREHOLDERS

OF

THE RBB FUND, INC.

Bellevue Corporate Center

301 Bellevue Parkway, 2nd Floor

Wilmington, Delaware  19809

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) for use at the Company’s Annual Meeting of Shareholders (the “Meeting”) to be held at the offices of the Company located at the Bellevue Corporate Center, 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, on [            , June     , 2012, at     :       .m.] (Eastern time), and at any adjournment thereof.  The Company is an open-end management investment company, organized as a Maryland corporation.

This Proxy Statement, the accompanying Notice of Annual Meeting of Shareholders, and the enclosed Proxy Card(s) are expected to be distributed to shareholders on or about [                     ], 2012, or as soon as practicable thereafter.  A copy of the Proxy Statement is available online at [                            ].

The investment portfolios currently offered by the Company are: Bear Stearns CUFS MLP Mortgage Portfolio, Bogle Investment Management Small Cap Growth Fund, Robeco Boston Partners Global Equity Fund, Robeco Boston Partners International Equity Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Research Fund, Robeco WPG Small/Micro Cap Value Fund, Money Market Portfolio, Marvin & Palmer Large Cap Growth Fund, Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund, Perimeter Small Cap Growth Fund, S1 Fund, Schneider Value Fund, Schneider Small Cap Value Fund and Summit Global Investments U.S. Low Volatility Equity Fund (each, a “Fund,” and together, the “Funds”).  As used in this Proxy Statement, the Funds’ shares are referred to as “Shares.”

The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile or personal interview.  If votes are recorded by telephone, the proxy solicitor will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their Shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The Company will bear the entire cost of preparing, printing and mailing this Proxy Statement, the Proxy Cards and any additional materials which may be furnished to shareholders. D.F. King & Co., Inc. has been retained to solicit proxies in connection with the Meeting for fees of approximately $[                    ].  In addition to the solicitation by mail, certain officers and representatives of the Company, officers and employees of the Funds’ respective investment advisers and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile, letter or other electronic means.

All proxies in the enclosed form that are properly executed and returned to the Company will be voted as provided therein at the Meeting or at any adjournment thereof.  If you hold shares in more than one Fund you will receive more than one Proxy Card.  If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

The Board of Directors intends to bring before the Meeting the matters set forth in the foregoing notice.  The persons named in the enclosed proxy and acting thereunder will vote with respect to those items in accordance with the directions of the shareholder as specified on the Proxy Card.  If no choice is specified, the shares will be voted in favor of (i) the election of directors as listed; (ii) the ratification of the independent registered public accounting firms as listed; and (iii) in the discretion of the proxies, any other matter not presently known which may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 20, 2012 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting.  On the Record Date, the following Shares of each Class of the Company’s Funds were outstanding and entitled to vote:

Shares outstanding and
Fund	entitled to vote

Bear Stearns CUFS MLP Mortgage Portfolio	[ ]
Bogle Investment Management Small Cap Growth Fund
Investor Class	[ ]
Institutional Class	[ ]
Robeco Boston Partners Global Equity Fund
Institutional Class	[ ]
Robeco Boston Partners International Equity Fund
Institutional Class	[ ]
Robeco Boston Partners Small Cap Value Fund II
Investor Class	[ ]
Institutional Class	[ ]
Robeco Boston Partners Long/Short Equity Fund
Investor Class	[ ]
Institutional Class	[ ]
Robeco Boston Partners All-Cap Value Fund
Investor Class	[ ]
Institutional Class	[ ]
Robeco Boston Partners Long/Short Research Fund
Investor Class	[ ]
Institutional Class	[ ]
Robeco WPG Small Cap/Micro Cap Value Fund
Institutional Class	[ ]
Money Market Portfolio
Bedford Class	[ ]
Sanson Street Class	[ ]
Marvin & Palmer Large Cap Growth Fund	[ ]
Free Market U.S. Equity Fund
Institutional Class	[ ]
Free Market International Equity Fund
Institutional Class	[ ]
Free Market Fixed Income Fund
Institutional Class	[ ]
Perimeter Small Cap Growth Fund
Investor Class	[ ]
I Shares	[ ]
S1 Fund
I Shares	[ ]
Schneider Value Fund	[ ]
Schneider Small Cap Value Fund	[ ]
Summit Global Investments U.S. Low Volatility Equity Fund
Class I Shares	[ ]

Each shareholder of record on the Record Date is entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held.  Cumulative voting is not permitted.

The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders that are being solicited with respect to each proposal.

Proposal		Shareholders Solicited
Proposal 1	Election of the Board of Directors	All Funds of the Company, with shareholders of all Funds voting together as a single class
Proposal 2	Ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending August 31, 2012

All shareholders of the following Funds will vote together as a single class:  Robeco Boston Partners Global Equity Fund, Robeco Boston Partners International Equity Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Research Fund, Robeco WPG Small/Micro Cap Value Fund, Perimeter Small Cap Growth Fund, S1 Fund and Summit Global Investments U.S. Low Volatility Equity Fund

Proposal 3	Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending August 31, 2012

All shareholders of the following Funds will vote together as a single class:  Bear Steams CUFS MLP Mortgage Portfolio, Bogle Investment Management Small Cap Growth Fund, Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund, Marvin & Palmer Large Cap Growth Fund, Money Market Portfolio, Schneider Small Cap Value Fund and Schneider Value Fund

The Company will furnish, without charge, copies of the Company’s Annual Reports to Shareholders dated August 31, 2011 to any shareholder upon request.  The Company’s Reports to Shareholders, when available, may be obtained by writing to the Company at the address on the cover of this Proxy Statement or by calling the Company as follows:  for the Bear Stearns CUFS MLP Mortgage Portfolio call (866) 414-2837; for the Bogle Investment Management Small Cap Growth Fund call (877) 264-5346; for the Robeco Investment Funds call (888) 261-4073; for the Matson Money, Inc. Family of Funds (Free Market Funds) call (866) 780-0357 (Ext. 3863); for the Marvin & Palmer Large Cap Growth Fund call (877) 821-2117; for the Money Market Portfolio — Bedford Family call (800) 888-9723; for the Money Market Portfolio — Sansom Street Family call (800) 430-9618; for the Perimeter Small Cap Growth Fund call (888) 968-4964; for the S1 Fund call (866) 882-1226; for the Schneider Family of Funds call (888) 520-3277; and for the Summit Global Investments U.S. Low Volatility Equity Fund call (855) 744-8500.

PROPOSAL 1: NOMINEES FOR ELECTION AS DIRECTORS

At the Meeting, shareholders will be asked to elect eight directors, including two new nominees, who will constitute the entire Board of Directors of the Company.  Currently, the Board of Directors consists of six members, due to vacancies created by the deaths of Francis J. McKay and Marvin E. Sternberg on December 17, 2011 and October 29, 2011, respectively.  At the quarterly meeting of the Board of Directors held on February 16, 2012, the Board, at the recommendation of the Company’s Nominating and Governance Committee, approved the nomination of Jay F. Nusblatt  and Gregory P. Chandler to fill the vacant seats.  Mr. Chandler was recommended for consideration by the Company’s Nominating and Governance Committee by Salvatore Faia, President of the Company.  If approved by shareholders at the Meeting, Mr. Nusblatt and Mr. Chandler each will begin serving as a member of the Board of Directors immediately following the Meeting and until the next annual meeting of shareholders and the election and qualification of his successor, or until the director’s status as a director is sooner terminated as provided in the Company’s By-Laws.  At the quarterly meeting of the Board of Directors held on February 16, 2012, the Board, at the recommendation of the Company’s Nominating and Governance Committee, also approved the nomination of  Julian A. Brodsky, J. Richard Carnall, Nicholas A. Giordano, Arnold M. Reichman, Robert Sablowsky and Robert A. Straniere, each of whom is a current member of the Board.  Mr. Brodsky has served as director of the Company since its organization in 1988.  Messrs. Brodsky, Carnall, Reichman and Sablowsky were last elected by the shareholders on August 30, 2002.  Messrs. Giordano and Straniere were appointed to the Board of Directors on September 6, 2006.  If elected, each director will serve until the next annual meeting of shareholders and the election and qualification of his successor, or until the director’s status as a director is sooner terminated as provided in the Company’s By-Laws.  Normally, annual meetings of shareholders to elect directors will be held only as required by the Investment Company Act of 1940, as amended (the “1940 Act”), and the Maryland General Corporation Law.

Each nominee has consented to being named in this Proxy Statement and to serve if elected.  Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee or nominees as the Board of Directors may recommend, unless a decision is made to reduce the number of directors.

The following table sets forth the nominees for election as directors of the Company, their ages, term of office, including length of time served as a director, principal occupations for the past five or more years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 or are registered as investment companies under the 1940 Act, and the number of portfolios in the Fund Complex that they will oversee.  The Fund Complex includes only the Company, which currently consists of nineteen Funds.  Each director and nominee may be contacted in writing, c/o The RBB Fund, Inc., Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809.  Directors and director nominees who are not deemed to be “interested persons” of the Company as defined in the 1940 Act are referred to as “Independent Directors.” Directors and director nominees who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.”

NOMINEES FOR ELECTION

INTERESTED DIRECTOR NOMINEES

JULIAN A. BRODSKY*

Age: 78.

Position(s) Held with the Company and Term of Office: Director since 1988.

Principal Occupations During the Past Five Years:  Since 1969, Director and Vice Chairman of Comcast Corporation (cable television and communications).

Other Directorships Held:  Comcast Corporation (until 2011); AMDOCS Limited (service provider to telecommunications companies).

Number of Portfolios in Fund Complex Overseen:  Nineteen.

*Mr. Brodsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Brodsky is an “Interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company’s

Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase & Co.

ROBERT SABLOWSKY**

Age:   73.

Position(s) Held with the Company and Term of Office:  Director since 1991.

Principal Occupations During the Past Five Years:  Since July 2002, Senior Vice President, and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (registered broker-dealer).

Other Directorships Held:  Kensington Funds (registered investment company) (until 2009).

Number of Portfolios in Fund Complex Overseen:  Nineteen.

** Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

JAY F. NUSBLATT ***

Age: 51.

Position(s) Held with the Company and Term of Office:  Not applicable.

Principal Occupations During the Past Five Years:   Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.

Other Directorships Held:  None

Number of Portfolios in Fund Complex Overseen:  Nineteen.

***Mr. Nusblatt would be considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator, accounting agent and transfer agent to the Company.

INDEPENDENT DIRECTOR NOMINEES

J. RICHARD CARNALL

Age:  73.

Position(s) Held with the Company and Term of Office:  Director since 2002.

Principal Occupations During the Past Five Years:  Since March 2004, Director of Cornerstone Bank.; and since May 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.).

Other Directorships Held:  Cornerstone Bank.

Number of Portfolios in Fund Complex Overseen:  Nineteen.

NICHOLAS A. GIORDANO

Age:  69.

Position(s) Held with the Company and Term of Office:  Director since 2006.

Principal Occupations During Past Five Years:  Since 1997, Consultant, financial services organizations.

Other Directorships Held:  Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012).

Number of Portfolios in Fund Complex Overseen:  Nineteen.

ARNOLD M. REICHMAN

Age:  63.

Position(s) Held with the Company and Term of Office:  Chairman since 2005; Director since 1991.

Principal Occupations During the Past Five Years:  Private investor; from 2000 to 2006, Director of Gabelli Partners, L.P. (an investment partnership).

Other Directorships Held:  None.

Number of Portfolios in Fund Complex Overseen:  Nineteen.

ROBERT A. STRANIERE

Age:  71.

Position(s) Held with the Company and Term of Office:  Director since 2006.

Principal Occupations During Past Five Years: Since 2009, Administrative Law Judge, New York City; from 1980 to 2008, Founding Partner, Straniere Law Group; from 2005 to 2008, Partner, Gotham Strategies (consulting firm);  from 2005 to present, Partner, The Gotham Global Group; from 2005 to present, President, The New York City Hot Dog Company; from 2006 to present, Partner, Kantor-Davidoff (law firm).

Other Directorships Held:  Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009).

Number of Portfolios in Fund Complex Overseen:  Nineteen.

GREGORY P. CHANDLER

Age:  46.

Position(s) Held with the Company and Term of Office:  Not applicable.

Principal Occupations During Past Five Years:  Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).

Other Directorships Held:  Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Number of Portfolios in Fund Complex Overseen:  Nineteen.

OFFICERS

Information concerning the names, ages, positions with the Company, term of office, including length of time served as an officer, current affiliations, and principal occupations of the principal officers of the Company is set out below.  Officers of the Company are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his successor is elected and qualified.

SALVATORE FAIA, JD, CPA, CFE

Age:  49.

Position Held with the Company and Term of Office:  President of the Company since June 2009; Chief Compliance Officer the Company since 2004.

Principal Occupations During the Past Five Years:  Since 2004, President, Vigilant Compliance Services; and since 2005, Director, EIP Growth and Income Fund.

JOEL WEISS

Age:  49.

Position Held with the Company and Term of Office:  Treasurer since 2009.

Principal Occupations During the Past Five Years:  Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).

JENNIFER ROGERS

Age:  37.

Position Held with the Company and Term of Office:  Secretary since 2007.

Principal Occupations During the Past Five Years:  Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).

JAMES G. SHAW

Age:  51.

Position Held with the Company and Term of Office:  Assistant Treasurer since 2005.

Principal Occupations During the Past Five Years:  Since 1995, Vice President, BNY Mellon Investment Servicing (US) Inc. (financial services company).

Nominee Experience, Qualifications, Attributes and/or Skills

The information above includes each director nominee’s principal occupations during the last five years. Each director nominee possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a director. The cumulative background of each director nominee led to the conclusion that each director nominee should serve as a director of the Company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Nusblatt has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies.  Mr. Reichman brings decades of  investment management experience to the Board, in addition to senior executive-level management experience.  Mr. Straniere has been a practicing attorney for over 30 years and has served on the board of an asset management company and another registered investment company.  Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards.  The summaries set forth above as to the experience, qualifications, attributes and/or skills of the director nominees do not constitute holding out the Board of Directors or any director or director nominee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board of Directors as a whole than would otherwise be the case.

Evaluation of Potential Nominees/Diversity

The Company’s Nominating and Governance Committee (see “Standing Board Committees” below) generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

In determining that a particular incumbent director was and continues to be qualified to serve as a director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each incumbent director during his or her tenure (including the director’s commitment and participation in Board and committee meetings, as well as his current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve.

Directors’ and Officers’ Compensation

Effective January 1, 2012, the Company pays each director a retainer at the rate of $27,500 annually, $3,500 for each regular meeting of the Board of Directors, $2,000 for each committee meeting or special meeting of the Board of Directors attended in-person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. From February 1, 2010 to December 31, 2011, the Company paid each director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each committee meeting or special meeting of the Board of Directors attended in person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. The Chairman of the Board receives an additional fee of $17,500 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From February 2, 2010 to December 31, 2011, The Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company.  The Board of Directors held 4 regularly scheduled and special meetings during the year ended August 31, 2011.  Each of the incumbent directors attended or participated telephonically in at least 75% of all applicable Board and Board Committee meetings during that year.

The following table provides information concerning the compensation of each of the Company’s directors for services rendered during the Company’s fiscal year ended August 31, 2011:

Aggregate Compensation Table

Name of Director/Officer	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Directors or Officers

Independent Directors:
J. Richard Carnall, Director	$36,149.94	N/A	N/A	$36,149.94
Nicholas A. Giordano, Director	$41,887.95	N/A	N/A	$41,887.95
*Francis J. McKay, Director	$38,125.75	N/A	N/A	$38,125.75
Arnold M. Reichman, Director and Chairman	$55,149.57	N/A	N/A	$55,149.57
**Marvin E. Sternberg, Director	$38,924.00	N/A	N/A	$38,924.00
Robert A. Straniere, Director	$37,149.94	N/A	N/A	$37,149.94
Interested Directors:
Julian A. Brodsky, Director	$32,192.56	N/A	N/A	$32,192.56
Robert Sablowsky, Director	$40,908.99	N/A	N/A	$40,908.99
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$281,321.49	N/A	N/A	$281,321.49

*  Mr. McKay died on December 17, 2011.

**Mr. Sternberg died on October 29, 2011.

For the fiscal year ended August 31, 2011, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from each of the Funds in the following amounts:

Name of Director/Officer	Bear Stearns CUFS MLP Mortgage Portfolio	Bogle Investment Management Small Cap Growth Fund	Robeco Boston Partners Global Equity Fund		Robeco Boston Partners International Equity Fund		Robeco Boston Partners Small Cap Value Fund II
Independent Directors:
J. Richard Carnall, Director	$1,373.71	$1,310.26	None	***	None	***	$1,312.52
Nicholas A. Giordano, Director	$1,764.48	$1,538.29	None	***	None	***	$1,542.21

Name of Director/Officer	Bear Stearns CUFS MLP Mortgage Portfolio	Bogle Investment Management Small Cap Growth Fund	Robeco Boston Partners Global Equity Fund		Robeco Boston Partners International Equity Fund		Robeco Boston Partners Small Cap Value Fund II
*Francis J. McKay, Director	$1,574.54	$1,361.19	None	***	None	***	$1,363.59
Arnold M. Reichman, Director and Chairman	$2,386.84	$2,125.79	None	***	None	***	$2,131.18
**Marvin E. Sternberg, Director	$1,660.14	$1,459.00	None	***	None	***	$1,463.18
Robert A. Straniere, Director	$1,522.75	$1,388.03	None	***	None	***	$1,337.62
Interested Directors:
Julian A. Brodsky, Director	$1,373.71	$1,203.42	None	***	None	***	$1,198.12
Robert Sablowsky, Director	$1,712.68	$1,515.15	None	***	None	***	$1,516.24
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$14,651.07	$14,497.04	None	***	None	***	$14,385.95

Name of Director/Officer	Robeco Boston Partners Long/Short Equity Fund	Robeco Boston Partners All- Cap Value Fund	Robeco Boston Partners Long/Short Research Fund	Robeco WPG Small/Micro Cap Value Fund	Money Market Portfolio
Independent Directors:
J. Richard Carnall, Director	$2,863.50	$1,902.18	$633.61	$851.98	$5,693.56
Nicholas A. Giordano, Director	$3,268.59	$2,184.66	$767.79	$1,023.43	$6,559.78
*Francis J. McKay, Director	$2,997.58	$1,974.58	$627.95	$873.41	$6,115.57
Arnold M. Reichman, Director and Chairman	$4,286.87	$2,937.24	$1,190.35	$1,490.85	$8,236.32
**Marvin E. Sternberg, Director	$3,034.08	$2,052.45	$764.35	$993.13	$5,970.29
Robert A. Straniere, Director	$2,968.34	$1,964.68	$640.42	$860.43	$5,870.01
Interested Directors:
Julian A. Brodsky, Director	$2,511.58	$1,709.71	$623.08	$813.51	$4,970.88
Robert Sablowsky, Director	$3,239.34	$2,174.76	$777.11	$1,010.46	$6,314.22
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$20,600.60	$16,942.84	$12,458.02	$12,821.32	$27,987.62

Name of Director/Officer	Marvin & Palmer Large Cap Growth Fund	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund	Perimeter Small Cap Growth Fund
Independent Directors:
J. Richard Carnall, Director	$660.74	$4,867.21	$3,717.19	$4,225.83	$3,435.14
Nicholas A. Giordano, Director	$805.13	$5,558.85	$4,263.41	$4,858.31	$3,963.27
*Francis J. McKay, Director	$666.70	$5,168.58	$3,940.44	$4,500.13	$3,660.01
Arnold M. Reichman, Director and Chairman	$1,225.38	$7,062.12	$5,468.29	$6,198.30	$5,066.90
**Marvin E. Sternberg, Director	$796.57	$5,086.28	$3,923.24	$4,462.95	$3,631.83
Robert A. Straniere, Director	$663.12	$5,028.48	$3,836.30	$4,370.44	$3,522.43

Name of Director/Officer	Marvin & Palmer Large Cap Growth Fund	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund	Perimeter Small Cap Growth Fund
Interested Directors:
Julian A. Brodsky, Director	$649.42	$4,202.03	$3,252.03	$3,720.97	$2,977.93
Robert Sablowsky, Director	$801.55	$5,418.74	$4,159.26	$4,728.62	$3,825.68
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$12,235.64	$26,531.04	$22,659.83	$24,240.10	$20,932.39

Name of Director/Officer	S1 Fund	Schneider Value Fund	Schneider Small Cap Value Fund	Summit Global Investments U.S. Low Volatility Equity Fund
Independent Directors:
J. Richard Carnall, Director	$612.06	$1,353.20	$1,216.07	None	***
Nicholas A. Giordano, Director	$747.13	$1,606.10	$1,436.52	None	***
*Francis J. McKay, Director	$610.92	$1,425.64	$1,264.93	None	***
Arnold M. Reichman, Director and Chairman	$1,165.94	$2,183.31	$1,993.88	None	***
**Marvin E. Sternberg, Director	$745.71	$1,516.75	$1,364.06	None	***
Robert A. Straniere, Director	$619.70	$1,372.15	$1,235.06	None	***
Interested Directors:
Julian A. Brodsky, Director	$607.33	$1,260.46	$1,118.36	None	***
Robert Sablowsky, Director	$755.90	$1,552.60	$1,406.65	None	***
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$12,324.94	$14,075.28	$13,977.81	None	***

*                                         Mr. McKay died on December 17, 2011.

**                                  Mr. Sternberg died on October 29, 2011.

***                           The Robeco Boston Partners Global Equity Fund, Robeco Boston Partners International Equity Fund and Summit Global Investments U.S. Low Volatility Equity Fund were not in operations during the fiscal year ended August 31, 2011.

As of December 31, 2011, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Ownership of Fund Shares

As of December 31, 2011, the nominees for directors of the Company owned, in the aggregate, less than 1% of each class of the Company’s outstanding shares. The following tables sets forth, as of December 31, 2011, the dollar range of equity securities beneficially owned by each nominee for director.

Interested Director Nominees

Dollar Range of Equity Securities Owned

Portfolio	Julian A. Brodsky	Robert Sablowsky	Jay F. Nusblatt
Bear Stearns CUFS MLP Mortgage Portfolio	None	None	None
Bogle Investment Management Small Cap Growth Fund	None	$50,001-$100,000	None
Robeco Boston Partners Global Equity Fund	None	None	None
Robeco Boston Partners International Equity Fund	None	None	None
Robeco Boston Partners Small Cap Value Fund II	None	None	None
Robeco Boston Partners Long/Short Equity Fund	Over $100,000	Over $100,000	None
Robeco Boston Partners All-Cap Value Fund	None	None	None
Robeco Boston Partners Long/Short Research Fund	None	None	None
Robeco WPG Small/Micro Cap Value Fund	None	None	None
Money Market Portfolio	None	None	None
Marvin & Palmer Large Cap Growth Fund	None	None	None
Free Market U.S. Equity Fund	None	None	None
Free Market International Equity Fund	None	None	None
Free Market Fixed Income Fund	None	None	None
Perimeter Small Cap Growth Fund	None	$50,001-$100,000	None
S1 Fund	None	None	None
Schneider Value Fund	None	None	None
Schneider Small Cap Value Fund	None	None	None
Summit Global Investments U.S. Low Volatility Equity Fund	None	None	None
Aggregate Dollar Range in all Portfolios in RBB Family	Over $100,000	Over $100,000	None

Independent Director Nominees

Dollar Range of Equity Securities Owned

Portfolio	J. Richard Carnall	Nicholas A. Giordano	Arnold M. Reichman	Robert A. Straniere	Gregory P. Chandler
Bear Stearns CUFS MLP Mortgage Portfolio	None	None	None	None	None
Bogle Investment Management Small Cap Growth Fund	None	None	None	None	None
Robeco Boston Partners Global Equity Fund	None	None	None	None	None
Robeco Boston Partners International Equity Fund	None	None	None	None	None
Robeco Boston Partners	None	None	None	$1-$10,000	None

Portfolio	J. Richard Carnall	Nicholas A. Giordano	Arnold M. Reichman	Robert A. Straniere	Gregory P. Chandler
Small Cap Value Fund II
Robeco Boston Partners Long/Short Equity Fund	$1-$10,000	None	None	None	None
Robeco Boston Partners All-Cap Value Fund	None	None	None	None	None
Robeco Boston Partners Long/Short Research Fund	None	None	None	None	None
Robeco WPG Small/Micro Cap Value Fund	None	None	None	None	None
Money Market Portfolio	None	None	None	None	None
Marvin & Palmer Large Cap Growth Fund	None	None	None	None	None
Free Market U.S. Equity Fund	None	None	None	None	None
Free Market International Equity Fund	None	None	None	None	None
Free Market Fixed Income Fund	None	None	None	None	None
Perimeter Small Cap Growth Fund	None	None	None	None	None
S1 Fund	None	None	None	None	None
Schneider Value Fund	$10,001-$50,000	$10,001-$50,000	Over $100,000	None	None
Schneider Small Cap Value Fund	None	None	Over $100,000	None	None
Summit Global Investments U.S. Low Volatility Equity Fund	None	None	None	None	None
Aggregate Dollar Range in all Portfolios in RBB Family	$10,001-$50,000	$10,001-$50,000	Over $100,000	$1-$10,000	None

Company Leadership Structure

The business and affairs of the Company are managed under the oversight of the Company’s Board, subject to the laws of the State of Maryland and the Company’s Charter. The directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

The Board is currently composed of four Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the directors in performing their oversight responsibilities.

The Board has established four standing committees — Audit, Executive, Nominating and Governance, and Regulatory Oversight Committees. The Board may establish other committees, or nominate one or more directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Standing Board Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of one Interested Director and two Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano and Reichman. The Audit Committee, among other things, reviews results of the annual audit and approves the firms to serve as independent registered public accounting firms. The Audit Committee convened four times during the fiscal year ended August 31, 2011.

A copy of the Audit Committee Charter of the Board is included as Appendix A to this Proxy Statement.

Executive Committee. The Board has an Executive Committee comprised of one Interested Director and two Independent Directors. The current members of the Executive Committee are Messrs. Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2011.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised only of Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Carnall, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened twice during the fiscal year ended August 31, 2011.

A copy of the Nominating and Governance Committee Charter of the Board is included as Appendix B to this Proxy Statement.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee compromised of one Interested Director and three Independent Directors. The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened five times during the fiscal year ended August 31, 2011.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer. The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

* * * * *

The Board of Directors recommends that shareholders vote FOR the election of Julian A. Brodsky, J. Richard Carnall, Nicholas A. Giordano, Arnold M. Reichman, Robert Sablowsky, Robert A. Straniere, Jay F. Nusblatt  and Gregory P. Chandler as directors of the Company.

PROPOSALS 2 AND 3: RATIFICATION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

At the Meeting, shareholders will be asked to ratify the selection of the independent registered public accounting firms of the Company.  A majority of the directors who are not “interested persons” of the Company have selected Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the Robeco Boston Partners Global Equity Fund, the Robeco Boston Partners International Equity Fund, the Robeco Boston Partners Small Cap Value Fund II, the Robeco Boston Partners Long/Short Equity Fund, the Robeco Boston Partners All-Cap Value Fund, the Robeco Boston Partners Long/Short Research Fund, the Robeco WPG Small/Micro Cap Value Fund (collectively, the “Robeco Investment Funds”), and for the Perimeter Small Cap Growth Fund, the S1 Fund and the Summit Global Investments U.S. Low Volatility Equity Fund; and PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the Bear Steams CUFS MLP Mortgage Portfolio, the Bogle Investment Management Small Cap Growth Fund, the Marvin & Palmer Large Cap Growth Fund, the Schneider Small Cap Value Fund, the Schneider Value Fund, the Free Market U.S. Equity Fund, the Free Market International Equity Fund, the Free Market Fixed Income Fund and the Money Market Portfolio for the fiscal year ending August 31, 2012.

Ernst & Young LLP has served as the Company’s independent registered public accounting firm for the Robeco Investment Funds, Perimeter Small Cap Growth Fund, the S1 Fund and the Summit Global Investments U.S. Low Volatility Equity Fund since 2006, 2009, 2010 and 2011, respectively.  Ernst & Young LLP has informed the Company that it has no direct or material indirect financial interest in the Company.

PricewaterhouseCoopers LLP has served as the Company’s independent registered public accounting firm for the Schneider Small Cap Value Fund, Bogle Investment Management Small Cap Growth Fund, Schneider Value Fund, Free Market Funds, Marvin & Palmer Large Cap Growth Fund, Bear Stearns CUFS MLP Portfolio and Money Market Portfolio since 1998, 1999, 2002 and 2007, 2007, 2007 and 2011, respectively.  Prior to August 31, 2011, Deloitte & Touche LLP served as independent registered public accounting firm for the Money Market Portfolio.  PricewaterhouseCoopers LLP has informed the Company that it has no direct or material indirect financial interest in the Company.

Representatives of Ernst & Young LLP and PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions from shareholders, if necessary.

Independent Registered Public Accounting Firm Fees

Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst & Young LLP and PricewaterhouseCoopers LLP for the audit of the Company’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2011	Fiscal Year 2010
PricewaterhouseCoopers LLP	$219,900	$189,435
Ernst & Young LLP	$188,780	$158,200
Aggregate Fees	$408,680	$347,635

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Ernst & Young LLP and PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Company’s financial statements, and that are not reported above as audit fees, were $0 for 2010 and $0 for 2011 for each of Ernst & Young LLP and PricewaterhouseCoopers LLP.

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Ernst & Young LLP and PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were:

	Fiscal Year 2011	Fiscal Year 2010
PricewaterhouseCoopers LLP	$2,680	$2,600
Ernst & Young LLP	$11,780	$7,280
Aggregate Fees	$14,460	$9,880

These fees were for the review of excise tax returns.  All of these fees were approved by the Audit Committee pursuant to the de minimis exceptions set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by Ernst & Young LLP and PricewaterhouseCoopers LLP, other than the services reported above were $0 for 2010 and $0 for 2011 for each of Ernst & Young LLP and PricewaterhouseCoopers LLP.

Pre-Approval of Audit and Permitted Non-Audit Services

1.          Pre-Approval Requirements of the Company. The Company’s Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the independent registered public accounting firms, including the fees associated with those services.

2.          Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre-approve any engagement of the independent registered public accounting firms to provide non-audit services to an investment adviser of a Fund or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

3.       Delegation. The Committee may delegate to the Chairman of the Audit Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Audit Committee at its next scheduled meeting.

4.       Prohibited Services. The Audit Committee shall confirm with the independent registered public accounting firms that the independent registered public accounting firms are not performing contemporaneously with the Company’s audit any prohibited non-audit services for the Company, any investment adviser of a Fund, or any affiliates of the Company or such investment advisers. Each independent registered public accounting firm is responsible for informing the Audit Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

The percentage of hours expended on the independent registered public accounting firms’ engagement to audit the Company’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the independent registered public accounting firms’ full-time, permanent employees was 0% for each of Ernst & Young LLP and PricewaterhouseCoopers LLP.

The aggregate non-audit fees billed by the Company’s independent registered public accounting firms for services rendered to the Company, and rendered to the Company’s investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment advisers that provides ongoing services to the Company for each of the last two fiscal years of the Company were:

	Fiscal Year 2011	Fiscal Year 2010
PricewaterhouseCoopers LLP	$0	$0
Ernst & Young LLP	$90,280	$76,080
Aggregate Fees	$90,280	$76,080

* * * * *

The Board of Directors recommends that shareholders vote FOR the ratification of Ernst & Young LLP and PricewaterhouseCoopers LLP as independent registered public accounting firms.

ADDITIONAL INFORMATION

Record Date.  Only shareholders of record at the close of business on April 20, 2012 will be entitled to vote at the Meeting and at any adjournment thereof.

Required Vote and Voting Information.  In accordance with the Charter and By-Laws of the Company and the Maryland General Corporation Law, the election of a director requires the affirmative vote of a plurality of all the votes cast at a meeting at which a quorum is present.  Approval of Proposals 2 and 3 requires the affirmative vote of the holders of a majority of the shares entitled to vote on Proposals 2 and 3 represented in person or by proxy at a meeting at which a quorum is present.

The presence in person or by proxy of the holders of one-third of all the votes entitled to be cast at the meeting will constitute a quorum.  For purposes of determining the presence of a quorum, abstentions, broker “non-votes” or withheld votes will be counted as present.  Abstentions will have no effect upon the election of directors, but will have the effect of a “no” vote for purposes of obtaining the requisite approval of Proposals 2 and 3.  Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposals are not received, the Company expects the chairman of the Meeting to adjourn the Meeting (from time to time in his or her discretion) in order to solicit additional proxies.

Other Matters.  No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Company and its shareholders.

Principal Holders of the Funds’ Shares.  As of the Record Date, to the Company’s knowledge, the names and addresses of the persons who were owners of record of approximately 5% or more of the total outstanding Shares of the Company is set forth in Appendix A to this Proxy Statement.  Any shareholder that owns 25% or more of the outstanding shares of a Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling a Fund or class could have the ability to vote a majority of the Shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Security Ownership of Management.  As of the Record Date, the directors and officers of the Company as a group [owned less than 1% of the outstanding Shares of the Funds or any Class of the Funds.]

Investment Advisers.

Bear Stearns CUFS MLP Mortgage Portfolio	Bear Stearns Asset Management Inc., with offices at 245 Park Avenue, New York, New York 10167
Money Market Portfolio	BlackRock Advisors, LLC, with offices at 100 Bellevue Parkway, Wilmington, Delaware 19809
Bogle Investment Management Small Cap Growth Fund	Bogle Investment Management, L.P., located at 2310 Washington Street, Suite 310, Newton Lower Falls, Massachusetts 02462
Marvin & Palmer Large Cap Growth Fund	Marvin & Palmer Associates, with offices at 1201 N. Market Street, Suite 2300, Wilmington, Delaware 19801-1165
Free Market U.S. Equity Fund Free Market International Equity Fund Free Market Fixed Income Fund	Matson Money, Inc., with offices at 5955 Deerfield Blvd., Mason, Ohio 45040
Robeco Boston Partners Global Equity Fund Robeco Boston Partners International Equity Fund Robeco Boston Partners Small Cap Value Fund II	Robeco Investment Management, Inc., with offices at 909 Third Avenue, 32nd Floor, New York, New York 10022

Robeco Boston Partners Long/Short Equity Fund Robeco Boston Partners All-Cap Value Fund Robeco Boston Partners Long/Short Research Fund Robeco WPG Small/Micro Cap Value Fund
Perimeter Small Cap Growth Fund	Perimeter Capital Management, with offices at Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
S1 Fund

Simple Alternatives, LLC, 90 Grove Street, Suite 205, Ridgefield, Connecticut 06877

Sub-Advisers:  Roaring Blue Lion Capital Management, LLC, Courage Capital Management, LLC, Cramer Rosenthal McGlynn, LLC, Lauren Templeton Capital Management, LLC, Maerisland Capital, LLC, Starwood Real Estate Securities, LLC, and Trellus Management Co., LLC

Schneider Small Cap Value Fund Schneider Value Fund	Schneider Capital Management Company, with offices at 460 East Swedesford Road, Suite 2000, Wayne, PA 19087
Summit Global Investments U.S. Low Volatility Equity Fund	Summit Global Investments, LLC, with offices at 189 North, Hwy 89, Suite 144, North Salt Lake, Utah 84054

Administrator and Distributor.  BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Company’s administrator and Foreside Funds Distributors LLC, 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania  19312, serves as the Company’s principal underwriter.

Procedures for Shareholder Communications with the Board.  The Company’s Board of Directors will receive and review written correspondence from shareholders.  Shareholders may address correspondence to individual directors or to the full Board at the Company’s principal business address.  Except with respect to routine operational matters as described below, the Board or an individual director will respond to shareholder correspondence in a manner that the Board or director deems appropriate given the subject matter of the particular correspondence.

The Company maintains copies of all correspondence addressed to individual directors or the Board.  Copies of all such correspondence are forwarded promptly to an individual director or the Board, as applicable.  The Company responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual director or the Board, and communicates such response to the Board or director to whom the correspondence was addressed.

Shareholder Proposals.  The Company does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law.  Under the Company’s By-Laws, shareholders owning in the aggregate 10% of the outstanding Shares of all classes of the Company have the right to call a meeting of shareholders to consider the removal of one or more directors.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Company at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its consideration at the meeting.

Dated:  [                           ], 2012

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE.  YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid signatures

CORPORATE ACCOUNTS
(1) ABC Corp	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Profit Sharing Plan	John Doe, Treasurer

TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Treasurer
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

APPENDIX A

As of the Record Date, to the Company’s knowledge, the following shareholders owned of record more than 5% of the outstanding common stock of each class of the Company’s Funds indicated below.  The Company does not know whether such persons also beneficially own such shares.

Fund and Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Bear Stearns CUFS MLP Mortgage Portfolio
Bogle Investment Management Small Cap Growth Fund (Investor)
Bogle Investment Management Small Cap Growth Fund (Institutional)
Robeco Boston Partners Global Equity Fund (Investor)
Robeco Boston Partners Global Equity Fund (Institutional)
Robeco Boston Partners International Equity Fund (Investor)
Robeco Boston Partners International Equity Fund (Institutional)
Robeco Boston Partners Small Cap Value Fund II (Investor)
Robeco Boston Partners Small Cap Value Fund II (Institutional)
Robeco Boston Partners Long/Short Equity Fund (Investor)
Robeco Boston Partners Long/Short Equity Fund (Institutional)
Robeco Boston Partners All-Cap Value Fund (Investor)

A-1

Robeco Boston Partners All-Cap Value Fund (Institutional)
Robeco Boston Partners Long/Short Research Fund (Investor)
Robeco Boston Partners Long/Short Research Fund (Institutional)
Robeco WPG Small/Micro Cap Value Fund (Institutional)
Money Market Portfolio (Bedford Class)
Money Market Portfolio (Sansom Street Class)
Marvin & Palmer Large Cap Growth Fund
Free Market U.S. Equity Fund (Institutional)
Free Market International Equity Fund (Institutional)
Free Market Fixed Income Fund (Institutional)
Perimeter Small Cap Growth Fund (Investor)
Perimeter Small Cap Growth Fund (I Shares)
S1 Fund (I Shares)
S1 Fund (R Shares)
Schneider Value Fund
Schneider Small Cap Value Fund
Summit Global Investments U.S. Low Volatility Equity Fund (Class I)

A-2

Appendix B

THE RBB FUND, INC.
(the “Company”)

Amended and Restated Audit Committee Charter and

Qualified Legal Compliance Committee Charter

ORGANIZATION

There shall be an audit committee (the “Committee”) of the Board of Directors (the “Board”). The Committee shall be composed of a majority of Directors who are not “interested persons” of the Company as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member. The Committee will also serve as the Company’s “Qualified Legal Compliance Committee.”

The Board, by resolution adopted by a majority of the Directors, may:

1.                                       Fill any vacancy on the Committee;

2.                                       Appoint one or more directors of the Company to serve as alternate members of the Committee, to act in the absence or disability of members of the Committee with all the powers of such absent or disabled members;

3.                                       Abolish the Committee at their pleasure; and

4.                                       Remove any Director from membership on the Committee at any time, with or without cause.

PURPOSE

The purposes of the Committee are:

1.                                       to oversee the accounting and financial reporting policies and practices of the Company, the Company’s series (the “Portfolios”), their internal controls and, as appropriate, the relevant internal controls of the Company’s service providers, as the Committee deems appropriate;

2.                                       to oversee the independent audit of the Company’s financial statements, including the integrity, quality and objectivity thereof;

3.                                       to oversee the performance of the Auditors;

4.                                       to act as a liaison between the Company’s independent accountants (the “Auditor”) and the Board; and

5.                                       to oversee compliance with the Code of Ethics for Principal Executive and Senior Financial Officers.

The function of the Committee is oversight. The Company’s management is responsible for (i) the preparation, presentation and integrity of the Portfolios’ financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Auditor is responsible for planning and carrying out audits and reviews in accordance with professional standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Portfolios or the Company. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which they receive information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to such Company’s Board), and (iii) statements made by the officers and employees of the Company, the investment advisers or other third parties as to any information technology, internal audit and other non-audit services provided by the Auditor to the Company. In addition, the evaluation of the Company’s financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the Auditor, nor does the Committee’s evaluation substitute for the responsibilities of the Company’s management for preparing, or the Auditor’s for auditing, the financial statements.

MEETINGS

The Committee shall meet at least twice each year and more often if necessary. The Committee will meet, as it deems necessary, separately with management, the Auditor and/or members of the Company’s accounting agent. The Committee shall cause minutes of its meetings to be prepared and submit such minutes to the full Board.

DUTIES OF COMMITTEE

The Committee’s responsibilities include the following:

A.             Auditor Oversight

The Committee shall have the following specific duties and responsibilities, which listing is not intended to limit the authority of the Committee in achieving its purposes:

1.                                       The Committee shall approve the selection, retention, compensation, or termination of the Auditor. In connection therewith, the Committee shall ensure receipt from the Auditor of a formal written statement delineating the terms of the relationship between the Auditor and the Company and shall evaluate the independence of the Auditor. During such evaluation, the Committee shall consider, among other things, whether the Auditor provides any consulting, audit or non-audit services to the investment advisers of the Portfolios or their control affiliates, and the Auditor’s specific representations as to its independence.

2.                                       The Committee shall meet with the Auditor, including private meetings, at least once a year and more often if necessary:

a.                                       to review the arrangements for and scope of the annual audit and any special audits;

b.                                      to review changes to the audit plan and other matters related to the conduct of the audit which are required to be communicated to the Committee;

c.                                       to review and discuss the results of the annual audit and the audited annual financial statements (including footnotes and the Auditors report) prior to dissemination to shareholders;

d.                                      to discuss the Company’s critical accounting policies and practices and alternative treatments within generally accepted accounting principles of policies and practices related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures, and the treatments preferred by the Auditor;

e.                                       to discuss any matters of concern relating to the financial statements or the audit, including any adjustments to such statements recommended by the Auditor, or other results of such audits and any significant accounting difficulties or disagreements between the Auditor and management;

f.                                         to consider the Auditor’s comments with respect to the Company’s financial policies, procedures and internal accounting controls and management’s responses thereto;

g.                                      to review the form of opinion or report the Auditor proposes to render to the Board and the Company’s shareholders;

h.                                      to provide the Auditor the opportunity to provide to the Committee, on a timely basis, copies of any material written communication between the Auditor and management, such as any management letter, schedule of unadjusted differences or responses to recommendations made by the Auditor in connection with each audit;

i.                                          to review the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing those controls and procedures, including the relevant internal controls and procedures of the service providers of the Company;

j.                                          to discuss with the Auditor any relationships or services disclosed by the Auditor to the Committee that may impact the objectivity and independence of the Auditor;

k.                                       to receive periodic reports concerning regulatory changes and new accounting pronouncements that may significantly affect the value of the Company’s assets and its financial reporting; and

l.                                          to receive disclosure from the Auditor regarding services provided by the Auditor to the Company, including the fees associated with those services, at least annually, and if the annual communication is not made within 90 days before the filing of the Company’s annual report, to receive an update, in the 90 day period before such filing, of any changes to the previously reported information;

3.                                       The Committee shall consider material questions of choice presented to the Committee by the Company’s officers, the service providers or the Auditor, with respect to appropriate accounting principles and practices to be used in the preparation of the Company’s financial statements;

4.                                       The Committee shall have the power, to the extent permitted by law, to inquire into any of the Company’s financial matters. The Committee shall review with management and the Auditor, significant matters arising in the preparation of the annual financial statements and assess with the Auditor whether the financial statements reflect appropriate accounting policies. The questions suggested in Appendix A may be useful to the Committee in performing this review;

5.                                       The Committee shall inquire of management and the Auditor as to their procedures to assess the representation of securities valuations provided by external pricing sources, particularly where such valuations are not based on prices last quoted in organized markets;

6.                                       For securities valued at “fair value” as determined in good faith under procedures established by the Board, the Committee shall inquire as to Auditor’s conclusions as to reasonableness of procedures, management’s adherence to established “fair value” procedures, and adequacy of supporting documentation;

7.                                       The Committee shall review with the Auditor, among others, regulatory and other matters that may have a material impact on the Company’s financial statements, related compliance policies, and programs, as well as reports received from regulators;

8.                                       The Committee shall review any disputes between the service providers, the Company’s officers and the Auditor that arise in connection with the audits and/or preparation of the financial statements; and

9.                                       The Committee shall inquire as to management’s and the Auditor’s views about how the Company’s choices of accounting (including valuation policies) and tax principles and disclosure practices may affect shareholder and public views and attitudes about the Company.

10.                                 Discuss with the Company’s officers the Company’s major financial exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

B.             Pre-Approval of Audit and Permitted Non-Audit Services

1.                                      Pre-Approval Requirements of the Company. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

2.                                      Pre-Approval Requirements of Affiliates. Additionally, the Committee shall preapprove any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

3.                                      Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.                                      Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company’s audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

C.             Supervision of Management

The Committee shall meet with Management:

1. to review the financial statements contained in the annual and semi-annual reports prior to dissemination to shareholders and the scope of the annual audit, including any related matters;

2.                                       to review any report associated with the certification required for periodic filings received from the President and Treasurer of the Company;

3.                                       to receive periodic reports from management concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Company’s assets and its financial reporting;

4.                                       to review any compliance matter brought to the attention of the Committee; and

5.                                       to receive any comments from or matters brought to management’s attention by the staff of the Securities and Exchange Commission.

D.             Audit Committee Financial Expert

At least annually, the Board shall determine whether one or more members of the Committee are an “audit committee financial expert,” as such term is defined by the U.S. Securities and Exchange Commission pursuant to rules adopted in connection with Section 407 of the Sarbanes-Oxley Act of 2002, and whether any such expert is not an “interested person” as defined by the 1940 Act. The Board shall authorize related disclosures concerning this matter. The designation of a person as an “audit committee financial expert” shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members.

GENERAL RESPONSIBILITIES

1.                                       The Committee shall:

a.                                       have the authority to authorize and oversee investigations into any matters within the Committee’s scope of responsibilities;

b.                                      consider such other matters as may be referred to it from time to time by the Board and report to the Board regularly and as requested on the performance of its responsibilities and findings;

c.                                       review this Audit Committee Charter on an annual basis, make any revisions to it as the Committee deems appropriate and consistent with the advice of counsel and propose such revisions for the approval of the full Board; and

d.                                      have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Company.

2.                                       The appropriate officers of the Company shall provide or arrange to provide such information, data and services as the Committee may request.

3.                                       The Committee shall conduct interviews or discussions as it deems appropriate with personnel of the Company, and/or others whose views would be considered helpful to the Committee.

QUALIFIED LEGAL COMPLIANCE COMMITTEE DUTIES

It is the authority and the responsibility of the Committee as the Company’s Qualified Legal Compliance Committee (“QLCC”) to:

a.                                       Receive reports of evidence of a material violation by the Company or any officer, director, employee or agent of the Company of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law (a “Material Violation”);

b.                                      Inform the Company’s President (“CEO”) of any report of evidence of a Material Violation, except in circumstances provided in applicable laws or regulations;

c.                                       Determine, by majority vote, whether an investigation is necessary regarding any report of evidence of a Material Violation. If it determines an investigation is necessary or appropriate, the QLCC will (i) notify the full Board of Directors, (ii) initiate an investigation, which may be conducted by the CEO or outside attorneys, and (iii) retain expert personnel as the QLCC deems necessary;

d.                                      At the conclusion of the investigation, the QLCC will (i) recommend, by majority vote, that the issuer implement an appropriate response to evidence of a Material Violation, and (ii) inform the CEO and the Board of Directors of the results of the investigation and the appropriate remedial measures to be adopted;

e.                                       Take all other appropriate action, acting by majority vote, including notifying the Securities and Exchange Commission, in the event the issuer fails in any material respect to implement an appropriate response that the QLCC has recommended; and

f.                                         Adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a Material Violation.

Adopted:                                        February 18, 2000

Revised:                                         January 24, 2001

Revised:                                         July 23, 2003

As Revised: September 4, 2008

The RBB Fund, Inc.
Audit Committee Charter

Appendix A

Suggested Questions for the Company’s Independent Accountants

Have you issued a management letter with recommendations or comments on the audit? If so, what subjects were addressed and what was management’s response?

Describe any changes to your audit plan from the prior year.

Were any adjustments to the financial statements proposed — either made or not made by management? If so what was their nature?

Discuss any additional disclosure added to the financial statements or any change in their presentation.

How successful were you in obtaining independent prices for securities?

Which reports on controls of service providers were reviewed by you?

Did you become aware of any unusual transactions during the year not evident from the financial statements?

What was the extent of your review of the various federal tax returns and the reporting of tax related information to shareholders?

Appendix C

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.              PURPOSE

The Nominating and Governance Committee (the “Committee”) shall be a standing committee of the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”). The purpose of the Committee is to:

1.               Recommend, for the Board’s approval, a statement of fund governance principles;

2.               Make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership, and (c) compensation and indemnification of, and insurance for, Board members;

3.               Identify and recommend qualified individuals for Board membership and for the chairmanship of the Board;

4.               Oversee the self-evaluation of the Board and its committees; and

5.               Identify and recommend to the Board, from time to time, qualified individuals to serve as the Company’s Chief Compliance Officer (“CCO”), President, and other officers and, in cooperation with the Regulatory Oversight Committee, monitor such officers’ performance. In cooperation with the Regulatory Oversight Committee, the Committee shall also make recommendations to the Board with respect to such officers’ responsibilities, retention and compensation.

II. ORGANIZATION

A. Membership

1.               The Committee shall consist of at least three Directors, none of whom is an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

2.               The Board shall elect each member of the Committee and the chairman of the Committee (the “Chairman”). If the Board does not elect a Chairman, the Committee shall designate a Chairman by majority vote of the Committee. The Board may replace any member of the Committee for any reason.

3.               The Chairman shall designate a secretary for each meeting of the Committee to record the minutes thereof.

B. Meetings

1.               The Committee shall meet at least two times a year. The Chairman may call additional meetings as are necessary or appropriate.

2.               The Committee shall have the authority to meet privately and to allow nonmembers to attend by invitation.

3.               A majority of the Committee members shall constitute a quorum for the transaction of business. Approval of actions by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent to action without a meeting.

4.               The Chairman shall distribute a meeting agenda to the Committee members at a reasonable time prior to each meeting.

5.               The secretary appointed by the Chairman shall prepare written minutes of each meeting.

C. Reporting

Any action taken by the Committee shall be reported to the Board at the next Board meeting following such action.

III. AUTHORITY

1.               The Committee shall have authority to retain and terminate any search firm used to identify candidates for Board membership, including the authority to approve such firm’s fees or retention terms.

2.               The Committee is authorized to obtain advice and assistance from the Fund’s counsel, independent accountant and other service providers in connection with the performance of its responsibilities. If the Committee determines that it is necessary to do so in order for the Committee to discharge its responsibilities, the Committee may retain independent counsel and accounting services at the Fund’s expense.

3.               In discharging its responsibilities, the Committee shall have full access to any relevant and material records of the Funds.

IV. RESPONSIBILITIES

A. Size, Structure and Composition of the Board and Qualifications for Membership

1.  The Committee shall review periodically the size, structure and composition of the Board to determine the appropriate number of Directors comprising the Board, the ratio of interested to non-interested Directors, the number and types of committees, the functions of the Fund’s officers, and the types of expertise and experience needed among the Directors. Accordingly, the Committee shall recommend to the Board:

(a)     a Statement of Policy on Qualifications for Board Membership; and

(b)     a Statement of Policy on Qualifications for Chairman of the Board.

2.  The Committee shall be responsible for overseeing the orientation and training of new Directors and the continuing education of all Directors.

3.  The Committee shall make recommendations to the Board with respect to the level and types of compensation for Board members and the Chairman of the Board. The Committee shall review such compensation arrangements annually.

4.  The Committee shall make recommendations to the Board with respect to level and extent of insurance for and indemnification of Board members and the Chairman of the Board. The Committee shall review such insurance and indemnification arrangements annually.

B. Identification and Nomination of Candidates for Membership and Chairmanship

1.               The Committee shall develop a list of possible new members for the Board, even when there is no current or anticipated vacancy on the Board, for consideration by the Board when appropriate.

2.               The Committee shall identify and recommend candidates for nomination by the Board in accordance with the Statement of Policy on Qualifications for Board Membership, and candidates for the chairmanship of the Board in accordance with the Statement of Policy on Qualifications for Chairman of the Board.

3.               The Committee shall make recommendations to the Board with respect to membership on committees.

C. Self-evaluation of the Board and its Committees

1.               The Committee shall recommend a plan and schedule to the Board for annual self-evaluation by the Board and its committees.

2.               The Committee shall oversee the process of self-evaluation approved by the Board.

D. Chief Compliance Officer, President and Other Company Officers

1.               The Committee shall identify qualified individuals, from time to time, to serve as CCO, President and other Company officers, and recommend appropriate candidates to the Board.  In cooperation with the Regulatory Oversight Committee, the Committee shall also make recommendations to the Board with respect to such officers’ responsibilities, retention and compensation.

2.               The Committee shall work with the Regulatory Oversight Committee of the Board to monitor (a) the performance of the CCO and (b) the cooperation of the advisers and service providers with the CCO, including the requirement of regular reports by the CCO to both committees and, as appropriate, the Board.

3.               The Committee shall work with the Regulatory Oversight Committee to annually review the Chief Compliance Officer’s responsibilities and the extent of his or her authority.

E. Committee Charter

The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

IV. NOMINEE CANDIDATES RECOMMENDED BY SHAREHOLDERS

A.    Policy

The Committee will consider nominee candidates recommended by shareholders of the Fund. The Committee will evaluate such nominees according to the Statement of Policy on Qualifications for Board Membership in the same manner as nominee candidates not recommended by shareholders.

B.    Process

Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Fund at: Jennifer Rogers, 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809. Submissions must include sufficient biographical information concerning the recommended individual, including age, twenty years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominees by the Board.

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The RBB Fund, Inc.	ANNUAL MEETING OF SHAREHOLDERS
June [ ], 2012

This Proxy is solicited on behalf of the Board of Directors of The RBB Fund, Inc. (the “Company”) for the Annual Meeting of Shareholders (the “Meeting”) and related to the proposals with respect to the portfolios of the Company (each, a “Fund,” and together, the “Funds”).  The undersigned hereby appoints Salvatore Faia, Joel Weiss, James Shaw and Jennifer Rogers, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Funds which the undersigned is entitled to vote at the Meeting to be held at [    :       .m. (Eastern time), on June     , 2012], at the offices of the Company at the Bellevue Corporate Center, 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, and any adjournment(s) or postponement(s) thereof.  In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUNDS WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED [                   ], 2012, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Note: Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

Signature	Date

Signature (Joint Owners)	Date

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WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL(S) SET FORTH BELOW.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ¾

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

Proposal 1:			FOR	WITHHOLD	FOR ALL
	To approve the election of Directors to the Board of Directors of the Company.		ALL	ALL	EXCEPT
Nominees:

	01. Julian A. Brodsky	02. Robert Sablowsky	☐	☐	☐
	03. Jay F. Nusblatt	04. J. Richard Carnall
	05. Nicholas A. Giordano	06. Arnold M. Reichman
	07. Robert A. Straniere	08. Gregory P. Chandler

To withhold authority to vote for any individual nominees, mark “For All Except” and write the nominee number(s) and/or name(s) on the line below.

				FOR	AGAINST	ABSTAIN

Proposal 2:	To ratify the selection of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending August 31, 2012:			☐	☐	☐

Proposal 3:	To ratify the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending August 31, 2012:			☐	☐	☐

└	PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD	┘